UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 9, 2018

KemPharm, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-36913	20-5894398
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2500 Crosspark Road, Suite E126 Coralville, IA		52241
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (319) 665-2575

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company   ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☒

Item 7.01          Regulation FD Disclosure.

On July 9, 2018, KemPharm, Inc., or the Company, issued a press release announcing top line results from a pivotal efficacy and safety clinical trial of KP415, its investigational attention-deficit/hyperactivity disorder, or ADHD, product candidate that contains serdexmethylphenidate, a prodrug of d-methylphenidate, and d-methylphenidate. Also on July 9, 2018, the Company will conduct a conference call and live audio webcast with slide presentation to discuss these results.

A copy of the press release and presentation are furnished as Exhibit 99.1 and Exhibit 99.2, respectively, to this Current Report on Form 8-K. The information set forth in this Item 7.01 and contained in the press release furnished as Exhibit 99.1 and in the presentation furnished as Exhibit 99.2 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or the Exchange Act, and is not incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, or the Securities Act, or the Exchange Act, whether made before or after the date hereof, except as shall be expressly set forth by specific reference in any such filing.

Item 8.01          Other Events.

In the press release described above, on July 9, 2018, the Company announced top line results from a pivotal efficacy and safety clinical trial of KP415, or KP415.E01. Results from KP415.E01 indicated that KP415 successfully met the primary efficacy endpoint in patients with ADHD between the ages of 6 and 12 years. KP415.E01 was a multicenter, randomized, parallel, double-blind, placebo-controlled analog laboratory classroom clinical trial in 150 children aged 6-12 years old with a diagnosis of ADHD to assess the efficacy and safety of KP415. Subjects who received KP415 met the trial’s primary and secondary efficacy endpoint, showing statistically significant improvement on both the Swanson, Kotkin, Agler, M-Flynn, and Pelham, or SKAMP, Scale and the Permanent Product Measure of Performance, or PERMP, scale.

The KP415 capsules contain two active pharmaceutical ingredients: d-MPH hydrochloride as the immediate release, or IR, d-MPH component, and serdexmethylphenidate, or SDX, a prodrug of d-MPH that provides the extended duration component. In terms of d-MPH equivalent amounts, all capsule strengths contain 30% of d-MPH (IR component) and 70% of d-MPH from SDX. Subjects in this trial received daily oral doses (1 capsule/day) of either 28/6 mg SDX/d-MPH, 42/9 mg SDX/d-MPH, or 56/12 mg SDX/d-MPH, corresponding to equivalent d-MPH amounts of 20, 30 and 40 mg, respectively. The dose of KP415 was optimized during a 3-week dose optimization phase with open-label KP415 capsules. After completion of the dose optimization period, subjects were randomized to 7 days of double-blind treatment with their optimized dose of KP415 or matching placebo.

The efficacy evaluation was based on SKAMP and PERMP scores pre-dose, and at 0.5, 1, 2, 4, 8, 10, 12 and 13 hours post-dose during a full laboratory classroom day at Visit 6 (at the end of the seven-day treatment period). The baseline SKAMP score was measured pre-dose at Visit 5 (immediately prior to randomization and the first dose in the seven-day treatment period) due to potential concerns of carryover of methylphenidate into the Visit 6 classroom day which would have disadvantaged KP415, as well as an assumption that placebo would not significantly change from Visit 5 to Visit 6. A post-hoc analysis was conducted using the baseline SKAMP scores measured at pre-dose Visit 6. The SKAMP is a validated rating of classroom behaviors in children with ADHD; the PERMP is an adjusted math test designed to assess attention in children with ADHD through a subject’s ability to initiate, self-monitor, and complete the test.

The study met the primary endpoint of mean SKAMP-Combined, or SKAMP-C, change from baseline score (pre-dose Visit 5 as baseline) across all post-dose time points (Visit 6): The least-squares mean post-dose SKAMP-C difference from baseline (150 subjects) was higher for placebo than for KP415 (0.54 vs. -4.87, respectively; p<0.001), indicating fewer ADHD symptoms with KP415 therapy than with placebo.

Using pre-dose Visit 5 as baseline (pre-specified), the SKAMP-C change from baseline was statistically significantly better (p<0.001) with KP415 versus placebo from 1–10 hours post-dose; using pre-dose Visit 6 as baseline (post-hoc), the SKAMP-C change from baseline was statistically significantly better (p<0.01) with KP415 versus placebo from 0.5–13 hours post-dose.

The PERMP-Attempted and PERMP-Correct scores (secondary endpoints) support the primary endpoint conclusion overall (mean changes; p<0.01) and showed statistically significantly better performance with KP415 versus placebo at each time point from 0.5-13 hours (p<0.05).

The observed adverse events were mild to moderate in severity and were typical of those seen in other stimulant trials. No serious adverse events were reported.

The information contained in this Current Report on Form 8-K speaks only as the date hereof. While the Company may elect to update the information in this Current Report on Form 8-K in the future, the Company disclaims any obligation to do so except to the extent required by applicable law.

Caution Concerning Forward Looking Statements

This Current Report on Form 8-K may contain forward-looking statements made in reliance upon the safe harbor provisions of Section 27A of the Securities Act and Section 21E of the Exchange Act. Forward-looking statements include all statements that do not relate solely to historical or current facts, and can be identified by the use of words such as “may,” “will,” “expect,” “project,” “estimate,” “anticipate,” “plan,” “believe,” “potential,” “should,” “continue” or the negative versions of those words or other comparable words. These forward-looking statements include statements regarding the expected features and characteristics of the Company’s product candidates, including KP415, as well as the expected timing of the completion of clinical trials or studies related to KP415 and the expected timing of the NDA submission for KP415. These forward-looking statements are not guarantees of future actions or performance. These forward-looking statements are based on information currently available to the Company and its current plans or expectations, and are subject to a number of uncertainties and risks that could significantly affect current plans. Actual results and performance could differ materially from those projected in the forward-looking statements as a result of many factors, including, without limitation, the risks and uncertainties associated with: the Company's financial resources and whether they will be sufficient to meet the Company's business objectives and operational requirements; results of earlier studies and trials may not be predictive of future clinical trial results; the protection and market exclusivity provided by the Company's intellectual property; risks related to the drug discovery and the regulatory approval process; the impact of competitive products and technological changes; and the FDA approval process under the Section 505(b)(2) regulatory pathway, including without limitation any timelines for related approval. The Company's forward-looking statements also involve assumptions that, if they prove incorrect, would cause its results to differ materially from those expressed or implied by such forward-looking statements. These and other risks concerning the Company’s business are described in additional detail in the Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 2018, filed with the Securities and Exchange Commission on May 11, 2018, and the Company’s other Periodic and Current Reports filed with the Securities and Exchange Commission. The Company is under no obligation to (and expressly disclaims any such obligation to) update or alter its forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01          Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
99.1	Press Release titled “KemPharm Announces Top Line Results from KP415.E01 Efficacy and Safety Trial in Children With ADHD” dated July 9, 2018.
99.2	Presentation titled "KP415.E01 Efficacy Trial Results" dated July 9, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

KemPharm, Inc.

Date: July 9, 2018	By:	/s/ R. LaDuane Clifton
R. LaDuane Clifton
Chief Financial Officer, Secretary and Treasurer